                                                 American Skandia Advisor Funds, Inc.
                               Supplement dated September 16, 2003 to the Prospectus dated March 1, 2003

In the supplement to the March 1, 2003 prospectus dated August 1, 2003  ("Supplement"),  the ASAF Goldman Sachs Mid-Cap Growth Fund was
inadvertently listed as a fund to cease operations.

Accordingly, the section of the Supplement entitled "ASAF Neuberger Berman Mid-Cap Growth Fund" is replaced with the following:

                                               ASAF Neuberger Berman Mid-Cap Growth Fund

The Board of Directors of ASAF  unanimously  approved,  on July 25, 2003, a Plan of  Reorganization  (the "Plan") pursuant to which the
ASAF Neuberger Berman Mid-Cap Growth Fund (the "Neuberger  Berman Growth Fund") would transfer  substantially  all of its assets to the
ASAF Goldman Sachs Mid-Cap Growth Fund (the "Goldman  Sachs Fund") (see page 73 of the Prospectus for  information on the Goldman Sachs
Fund's investment  program).  As a result of the transaction,  shareholders of the Neuberger Berman Growth Fund would receive shares of the Goldman  Sachs Fund in exchange for their shares of the Neuberger  Berman  Growth Fund and the  Neuberger  Berman Growth Fund would cease  operations.  The Plan  requires  approval  of the  Neuberger  Berman  Growth  Fund  shareholders  and will be  submitted  to the shareholders  for their  consideration  at a special  meeting to be held on or about  November  21,  2003.  If the Plan is  approved by shareholders of the Neuberger Berman Growth Fund, the transaction is expected to become effective shortly thereafter.

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